RGC Resources, Inc. | NASDAQ: RGCO Investor Presentation December 2016

1 Forward-Looking Statements: The statements in this presentation by RGC Resources, Inc. (the "company") that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding earnings per share, EBITDA, future expansion opportunities, natural gas reserves and potential discoverable natural gas reserves, technological advances in natural gas production, comparison of natural gas consumption and natural gas production, cost of natural gas, including relativity to other fuel sources, demand for natural gas, possibility of system expansion, general potential for customer growth, relationship of company with primary regulator, future capital expenditures, current and future economic growth, estimated completion dates for Mountain Valley Pipeline ("MVP") milestones, potential of MVP to provide additional source of natural gas, additional capacity to meet future demands, increased capital spending and area expansion opportunity, potential new customers and rate growth in potential expansion area. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results may differ materially from those expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, financial challenges affecting expected earnings per share and EBITDA, technical, political or regulatory issues with natural gas exploration, production or transportation, impact of increased natural gas demand on natural gas price, relative cost of alternative fuel sources, lower demand for natural gas, regulatory, legal, technical, political or economic issues frustrating system or area expansion, regulatory, legal, technical, political or economic issues that may affect MVP, delay in completion of MVP, increase in cost to complete MVP, including by an increase in cost of raw materials or labor to due economic factors or regulatory issues such as tariffs, economic challenges that may affect the service area generally and customer growth or demand and deterioration of relationship with primary regulator, and those risk factors described in the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is available at www.sec.gov and on the company’s website at www.rgcresources.com. The statements made in this presentation are based on information available to the company as of the date of this presentation and the company undertakes no obligation to update any of the forward-looking statements after the date of this presentation.

2 Key investment highlights Demonstrated track record of delivering shareholder value  Total shareholder return of 195% since 2006, compared with 98% for the S&P 500  Announced record earnings for FY 2016, attributable to:  Improved utility margins associated with infrastructure replacement programs  Customer growth  Mountain Valley Pipeline (MVP) investment Significant growth potential  Attractive cost recovery mechanisms & opportunities for rate base growth  Service territory centered in the largest metropolitan area in Western Virginia  Additional growth opportunities from investment in MVP, including service territory expansion Highly stable business model  Very constructive relationships with VA State Corporation Commission (SCC)  72 years of consecutive dividend payments  13 consecutive years of dividend increases  Pass-through fuel costs  5% increase in operating margin since 2014 Experienced management team  30 average years of experience  CEO is member of the AGA Board of Directors  Numerous leadership positions within industry organizations Attractive economic backdrop  The U.S. has become a global powerhouse in natural gas production  Natural gas enjoys a significant structural cost advantage to other fuel sources

3 Overview of RGC Resources and Roanoke Gas Business description  Local distribution company (LDC) located in Roanoke, VA, founded in 1883, that transports natural gas to residential and commercial/industrial end users  Publically listed on Nasdaq in 1994  98% earnings from Roanoke Gas – regulated natural gas utility  60,000 customers in Virginia ‒ 55% industrial/commercial by volume ‒ 45% residential  130 active employees – 74% non-union  RGC Midstream – Est. $35 million investment in Mountain Valley Pipeline – FERC regulated interstate pipeline Public market overview Organizational chart & trading statistics Service territory Sources: Company filings as of 9/30/2016. Bloomberg market data as of 12/8/16 Share price (as of 12/8/16) $24.55 Diluted shares outstanding 4.8 Market cap $119 Plus: debt 48 Less: cash (1) Enterprise value $167 % of 52-week high 94% % off 52-week low 19% Trading multiples Price / 2017E EPS 19.4x Price / 2018E EPS 17.8x Current dividend yield 3.5% Credit metrics Total debt / 2017E EBITDA 2.7x Total debt / book cap 46.5% Total liquidity (cash and avail. RLOC) $9 Current service territory Future expansion opportunity RGC Resources, Inc. Roanoke Gas Company RGC Midstream, LLC Shares out (mm) 4.8 % insider owned 8.4% Float (mm) 4.4 % short interest 0.01%

Residential 21% Commercial 14% Industrial 31% Electricity Generation 34% 4 Natural gas is an increasingly attractive fuel source At tr a c ti v e e c o n o m ic b a c k dro p At tr a c ti v e e c o n o m ic b a c k dro p  After years of decline, new reserve discoveries and technological advances have made the U.S. a global powerhouse in natural gas production  Natural gas enjoys a significant structural cost advantage to other fuel sources, made durable by more than 100 years of proved reserves in North America  369 Trillion cubic feet (Tcf) of proved natural gas reserves in the U.S.; over 2,500 Tcf estimated total potential recoverable reserves  30 Tcf current annual natural gas production/supply in the U.S. compares favorably with current consumption of 26.7 Tcf  Households that use natural gas for heating, cooking, and clothes drying spend an average of $840 less per year than homes using electricity for those applications ...Demand for the fuel source continues to grow Natural Gas Usage by Segment As the supply of cheaper natural gas has expanded... Natural gas becomes primary fuel source Source: American Gas Association 2016 Playbook 62,000 67,000 72,000 77,000 82,000 87,000 92,000 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 N at u ra l ga s p ro d u cti o n (M m cf /d ) N at u ra l ga s p ric e ($/M m b tu ) Henry Hub gas price Daily production 0% 10% 20% 30% 40% 50% 60% 2008 2009 2010 2011 2012 2013 2014 2015 2016 % o f U .S. E le ctricit y Pr o d u cti o n Coal Natural Gas

5 Utility cost recovery and return on rate base St a b le b u s in e s s m o d e l  Utility base rates recover operating costs and investment in fixed assets, allowing the utility to earn a reasonable rate of return on equity  Infrastructure riders – Steps to Advance Virginia’s Energy (SAVE)  A mechanism to recover investments in infrastructure replacement based on future expenditures  Trued-up and modified annually to adjust for over/under recovery  Approved through 2021  System expansion - Available  Weather normalization adjustment factor (WNA)  Gas volumes adjusted to 30-year normal; removes firm margin volatility associated with weather  Purchased gas adjustment factor (PGA)  Commodity is a pass-through, VA allows quarterly true-up

$17.9 $20.3 $18.7 $18.0 $18.4 $16.9 $0 $5 $10 $15 $20 $25 2016A 2017E 2018E 2019E 2020E 2021E $ mill io n s Utility Maintenance Customer Growth SAVE Rider & Station Replacement Advanced Metering 6 Stable regulation environment for gas utility segment  Established, productive relationships with VA SCC  9.75% authorized ROE  No cast iron or bare steel pipe  Advanced meter reading Roanoke Gas capital expenditure plan Forecast period (FYE) Advanced Metering $6.2 7% SAVE Rider & Station Replacement $44.6 48% Customer Growth $24.4 26% Utility Maintenance $17.2 19% Total $92.4 100% Forecast totals through 2021 St a b le b u s in e s s m o d e l  Infrastructure Replacement Rider - SAVE  Approved through 2021  First Generation Plastic: $35mm  3 interconnect stations: $3mm  Coated steel tubing: $6mm

RGC's service area is enjoying an uptick in economic growth

Attractive economic backdrop



- Home to over 300,000 people and an economic hub for more than one million people throughout western Virginia
- Ranked in the Top 100 Best Places for Business and Careers and Top 15 Most Affordable Places for Doing Business by *Forbes.com*
- High concentration of higher education institutions, with 25 colleges and universities within a 60-mile radius
- More than 70 trucking lines serve the Roanoke Region with local, state, and interstate freight service, considered a foreign trade zone

UPS announces plans to deploy new CNG vehicles in 15 cities, including Roanoke, VA
UPS Pressroom – 4.1.15

Eldor Corp. picks Botetourt as a new site for business
The Roanoke Times – 3.15.16

Focus on innovation: Virginia Tech and Carilion to build research hub in Roanoke
The Roanoke Times – 3.19.16

Ballast Point closes on Greenfield building for its East Coast brewery
The Roanoke Times – 9.9.16

Deschutes to open brewery in Roanoke
The Roanoke Times – 3.22.16

7

8 Mountain Valley Pipeline (MVP) – project overview & timeline  RGCO is a 1% owner of the $3.5bn MVP  300 miles of 42” underground natural gas open-access pipeline spanning from northwestern West Virginia to southern Virginia  MVP expected to provide up to two billion cubic feet (Bcf) of natural gas per day of transmission capacity to New York, Mid- and South Atlantic markets  MVP has secured firm commitments for the full capacity of the project under 20-year contracts Milestone Estimated completion  Final EIS  March 2017  FERC approval  Summer 2017  Construction begins  Fall 2017  Targeted in-service date  End 2018 Project partners (% ownership) MVP overview G ro w th p o te n ti a l 45.5% BBB- 10% A+ 12.5% A- 1% 31% A-

$18 $20 $19 $18 $18 $17 $2 $5 $25 $4 $19 $25 $44 $22 $18 $17 $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 $50 2016A 2017E 2018E 2019E 2020E 2021E ($ m m ) Roanoke Gas CapEx Mountain Valley Pipeline 9 MVP – benefits to Roanoke Gas  Provide a third source of gas with 2 interconnects  Provide additional capacity to meet future demands  Increase capital spending in 2017 through 2019  Provide expansion opportunities into Franklin County  Potential to add 1,500 new customers  Rate base growth of $10 million  Natural gas is 30% - 50% cheaper than propane and fuel oil MVP will: Franklin County Expansion Total Estimated $4.8mm annual EBITDA contribution G ro w th p o te n ti a l FYE

$0.91 $1.00 $1.08 $1.22 $0.72 $0.74 $0.77 $0.81 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $1.10 $1.20 $1.30 $1.40 2013 2014 2015 2016 Dividends/Share 21.4x 19.9x 18.7x 20.6x 0.0x 5.0x 10.0x 15.0x 20.0x 25.0x 2013 2014 2015 2016Current 10 Financial highlights EPS Trailing P/E ROE Net plant growth 20.2x 4yr avg 8.5% 9.3% 9.7% 10.7% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 2013 2014 2015 2016 Source: Bloomberg data as of FY ended 9/30/16 F in a n c ia l pro fi le Note: Annual P/E ratio is point in time, as of FYE 9/30. Current as of 12/8/2016 $8,684 $9,977 $14,715 $13,780 $17,946 $- $5,000 $10,000 $15,000 $20,000 2012 2013 2014 2015 2016

3.54% 3.21% 3.05% 2.86% 2.52% 1.79% 0.00% 1.00% 2.00% 3.00% 4.00% RGCO SJI DGAS NJR WGL CPK 11 Comparable company benchmarking F in a n c ia l pro fi le Current dividend yield Source: Bloomberg Notes: Current dividend yield as of 12/8/16. 2016 EPS represents FYE actual or Bloomberg consensus estimate. Total debt as of 9/30/16. 2014 – 2016 EPS CAGR Forward price / earnings 19.4x 21.0x 21.3x 22.7x 26.8x 32.1x 0.0x 10.0x 20.0x 30.0x 40.0x RGCO NJR CPK WGL SJI DGAS 10.5% 7.2% 6.0% (8.3%) (11.1%) (19.0%) (30.0%) (20.0%) (10.0%) 0.0% 10.0% 20.0% RGCO WGL CPK SJI NJR DGAS

12 Comparable company benchmarking F in a n c ia l pro fi le Total debt / 2016 EBITDA Source: Company filings as of 9/30/16. RGCO maturity profile reflects the $7 million term loan closed on November 1, 2016, due in 2021, and related revolver reduction. Debt / book capital RGCO maturity profile - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 $ 0 0 0 2.2x 2.6x 2.9x 3.8x 4.4x 4.6x 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x DGAS CPK RGCO WGL SJI NJR 40.6% 41.5% 46.5% 50.4% 51.6% 55.9% 0.0% 20.0% 40.0% 60.0% 80.0% 100.0% DGAS CPK RGCO SJI NJR WGL

$0.45 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 $26.00 Divi de nd s p er sh ar e ( $) Sh ar e p rice ($ ) Share price Dividends/share 13 RGC Resources has delivered significant shareholder value D e m o n s tr at e d t ra c k r e c or d Source: Bloomberg data as of 12/8/2016 Notes: Total returns include total dividends paid over the time period RGCO Total returns 6mo 6% 1yr 21% 3yr 46% 5yr 70% 10yr 195% 11/28/16: RGCO announced 7.4% dividend increase

14